Exhibit 10.27

ADVERTISER INSERTION ORDER

AMENDMENT NO. 4

Reference is hereby made to that certain Advertiser Insertion Order entered into as of July 1, 2007 by and among Marchex, Inc., a Delaware corporation, having offices at 413 Pine Street, Suite 500, Seattle, WA 98101, MDNH, Inc. a wholly-owned subsidiary of Marchex (together, “Marchex”), and Intelius Sales Company, LLC, a limited liability company having offices at 500 108th Ave. 25th Floor Bellevue, WA 98004 (“Advertiser”), as amended on November 30, 2007, February 26, 2008 AND December 31, 2008 (as amended, the “Agreement”).

This Amendment No. 4 to the Agreement (“Amendment”) is entered into by and among Marchex and Advertiser and is effective as of December 31, 2009 (“Amendment Effective Date”). Any capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Agreement.

In connection with the Agreement, the parties acknowledge and agree as follows:

The Term field of the Agreement shall be deleted in its entirety and replaced with the following:

July 1, 2007 (“Effective Date”) through March 31, 2010.

The second full paragraph of Exhibit A (as previously amended) shall be deleted in its entirety and replaced with the following:

ITEM 16

Advertiser will pay for each Yellow Page Query at the rate of ***. The maximum monthly cap for Yellow Pages Queries will be ***. Notwithstanding the other terms of this Agreement, in the event of any dispute with respect to the reported amounts hereunder that is not resolved to the mutual satisfaction of both parties, ***, which amount shall be deemed the final payment obligation hereunder.

Except as expressly set forth in this Amendment, all of the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the Amendment Effective Date.

INTELIUS SALES COMPANY LLC		MARCHEX, INC.

By:	/s/ Ed Peterson	By:	/s/ Peter Christothoulou
Name:	Ed Peterson	Name:	Peter Christothoulou
Title:	EVP	Title:	COO
		Date:	1-6-10

MDNH, INC.

By:	/s/ Brendhan Hight
Name:	Brendhan Hight
Title:	President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.